EXHIBIT 10.2
                                                                    ------------

              The CIT Group/Commercial Services, Inc.            T: 212 382-7000
              1211 Avenue of the Americas
              New York, NY 10036

[GRAPHIC OMITTED]
     CiT

                                                       July 26, 2006

LEVCOR INTERNATIONAL, INC.
462 Seventh Avenue
New York, NY 10018

Gentlemen:

We refer to the Factoring Agreement between us dated September 17, 1998 as amended (the "Factoring Agreement"). Capitalized terms used herein and defined in the Factoring Agreement shall have the same meanings as specified therein unless otherwise specifically defined herein.

This is to confirm that pursuant to mutual consent and understanding, effective as of the date hereof the fifth sentence of Paragraph 15.1 of Section 15 of the Factoring Agreement which provides for the Minimum Factoring Fees shall be, and hereby is, deleted in its entirety.

To compensate us for the use of our in-house legal department and facilities in documenting this agreement, you agree to pay us a Documentation Fee equal to $135.00. Said amount shall be due and payable upon the date hereof and may at our option be charged to your account under the Agreement on the due date thereof.

Except to the extent set forth herein, no other change or amendment in any of the terms, provisions or conditions of the Factoring Agreement is intended or implied. If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter.


                                       Very truly yours,

                                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                       By: /s/ ANTHONY MONTEMARANO
                                           -------------------------------------
                                           Name:  Anthony Montemarano
                                           Title: Vice President

Read and Agreed to:

LEVCOR INTERNATIONAL, INC.

By: /s/ ROBERT A. LEVINSON
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Name:  Robert A. Levinson
Title: Chairman